As filed with the Securities and Exchange Commission on February 23, 1999
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                            SCHEDULE 14C INFORMATION
                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                              --------------------

Check the appropriate box:
[ ] Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14c-5(d)(2))
[X] Definitive Information Statement

                              --------------------

                            PLAYBOY ENTERPRISES, INC.
                (Name of Registrant as Specified in its Charter)

                              --------------------

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14(c)-5(g) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

         2) Form, Schedule or Registration No.:

         3) Filing Party:

         4) Date Filed:

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

                            PLAYBOY ENTERPRISES, INC.
                           680 NORTH LAKE SHORE DRIVE
                             CHICAGO, ILLINOIS 60611

                 Notice of Proposed Action by Written Consent of a Majority of the Outstanding Class A Common Stock and Class B Common Stock
                     to be taken on or about March 15, 1999


To the Stockholders of Playboy Enterprises, Inc.:

         Notice is hereby given that an Action by Written Consent by the holder of a majority of the outstanding Class A Common Stock and by holders of a majority of the outstanding Class B Common Stock of Playboy Enterprises, Inc. (the "Company") is proposed to be taken on or about March 15, 1999. The Board of Directors has approved a proposed amendment to the Company's Restated Certificate of Incorporation. The Hugh M. Hefner 1991 Trust (the "Trust"), which holds a majority of the outstanding Class A Common Stock, has, and the Trust and certain officers and directors of the Company, who together hold a majority of the outstanding Class B Common Stock, have, consented to the proposed amendment. The proposed amendment will ensure that a provision of the Company's Restated Certificate of Incorporation governing the rights of the stockholders in the event of a merger or consolidation of the Company will not apply to the merger into which the Company will enter under the Agreement and Plan of Merger, dated as of May 29, 1998, as amended, by and among the Company, New Playboy, Inc., Playboy Acquisition Corp., Spice Acquisition Corp. and Spice Entertainment Companies, Inc.

         Only stockholders of record at the close of business on February 18, 1999 are entitled to Notice of the proposed Action by Written Consent. The Company is not soliciting proxies.


                                            By Order of the Board of Directors


                                            /s/ Howard Shapiro

                                            Howard Shapiro
                                            Secretary

Dated:  February 23, 1999

                            PLAYBOY ENTERPRISES, INC.
                           680 NORTH LAKE SHARE DRIVE
                             CHICAGO, ILLINOIS 60611


                              INFORMATION STATEMENT

         This Information Statement is being furnished to holders of Class A Common Stock, $.01 par value per share ("Class A Common Stock"), and Class B Common Stock, $.01 par value per share ("Class B Common Stock"), of Playboy Enterprises, Inc. (the "Company") in connection with a proposed Action by Written Consent under Sections 228 and 242 of the General Corporation Law of the State of Delaware (the "DGCL") to be taken by the holder of a majority of the outstanding Class A Common Stock and the holders of a majority of the outstanding Class B Common Stock on or about March 15, 1999. This proposed Action by Written Consent will approve an amendment to the Company's Restated Certificate of Incorporation.

         The Company has entered into an Agreement and Plan of Merger, dated as of May 29, 1998, as amended (the "Merger Agreement"), by and among the Company, New Playboy, Inc., a Delaware corporation and a wholly owned subsidiary of the Company ("New Playboy"), Playboy Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of New Playboy ("PAC"), Spice Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of New Playboy ("SAC"), and Spice Entertainment Companies, Inc., a Delaware corporation ("Spice"). Under the terms of the Merger Agreement, the Company will merge with PAC (the "Playboy Merger"), Spice will merge with SAC (the "Spice Merger"), and, consequently, New Playboy will become the new holding company of the Company and Spice.

         The Playboy Merger will be effected under Section 251(g) of the DGCL and, as a result, does not require the approval of any of the stockholders of the Company. The Spice Merger has already been approved by a majority of the stockholders of Spice. In the Playboy Merger, each share of Class A Common Stock will be converted into one share of Class A Common Stock, par value $.01 per share ("New Playboy Class A Common Stock"), of New Playboy, and each share of Class B Common Stock will be converted into one share of Class B Common Stock, par value $.01 per share ("New Playboy Class B Common Stock"), of New Playboy. The Playboy Merger is intended to have no impact on the relative rights of the holders of the Class A Common Stock and the Class B Common Stock. The reason that the Playboy Merger is taking place and that the new holding company is being formed is that this structure will result in favorable tax treatment for the Spice stockholders.

         Article Fourth of the Company's Restated Certificate of Incorporation contains a provision (the "Equal Protection Provision") which, in the event of a merger or consolidation of the Company with or into another entity, requires that the holders of the Class B Common Stock be entitled to receive the same per share consideration as the holders of the Class A Common Stock. The Equal Protection Provision could be interpreted as requiring that each holder of Class B Common Stock prior to the Playboy Merger receive shares of New Playboy Class A Common Stock instead of New Playboy Class B Common Stock in the Playboy Merger. The proposed amendment would amend Article Fourth by adding a provision that would exempt the Playboy Merger from the Equal Protection Provision, and would allow the Playboy Merger to proceed, as intended, without affecting the relative rights of the current holders of the Class A Common Stock and the Class B Common Stock.

         The Board of Directors of the Company has approved the proposed amendment to the Company's Restated Certificate of Incorporation to exempt the Playboy Merger from the Equal Protection Provision.

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY

         The approximate date on which this Information Statement will be mailed to stockholders is February 23, 1999. The address of the Company's principal executive office is 680 North Lake Shore Drive, Chicago, Illinois 60611.

                     VOTING SECURITIES AND PRINCIPAL HOLDERS

         The Board of Directors has fixed the close of business on February 18, 1999 as the record date (the "Record Date") for the determination of the Class B Common Stockholders entitled to Notice of Proposed Action by Written Consent.

         At the Record Date, the Company had outstanding 4,748,954 shares of Class A Common Stock and 16,217,560 shares of Class B Common Stock. The Hugh M. Hefner 1991 Trust (the "Trust") holds 3,321,836 shares of Class A Common Stock as of the Record Date, representing more than a majority of the Company's outstanding Class A Common Stock. The Trust and certain officers and directors of the Company together hold more than 8,273,186 shares of Class B Common Stock, representing more than a majority of the Company's outstanding Class B Common Stock. Hugh M. Hefner, as trustee of the Trust, and these officers and directors have consented to the action required to effect the proposed amendment. This consent will be sufficient, without any further action, to provide the necessary stockholder approval of the action.

      SECURITY OWNERSHIP OF EXECUTIVE OFFICERS, DIRECTORS AND FIVE PERCENT
                                  STOCKHOLDERS

         The following table sets forth information about the beneficial ownership of the Company's Class A Common Stock and Class B Common Stock as of December 31, 1998 by (i) each person who is known by the Company to own beneficially more than five percent (5%) of either the Class A Common Stock or Class B Common Stock; (ii) each of the Company's Named Executive Officers and Directors; and (iii) all Directors and Executive Officers as a group:


                                         Number of Class A Shares     Percentage
Name and Address                         Beneficially Owned(1)        Ownership
----------------                         ---------------------        ---------
Hugh M. Hefner, Trustee
   The Hugh M. Hefner 1991 Trust(4)
   9242 Beverly Boulevard
   Beverly Hills, CA  90210                       3,321,836           69.95%

Dennis S. Bookshester(2)(3)                           3,000           *

David I. Chemerow(2)(3)                                 800           *

Donald G. Drapkin(2)(3)                                   0           *

Linda G. Havard(2)(3)                                     0           *

Christie A. Hefner(2)(3)                             72,274           1.50

Anthony J. Lynn(2)(3)                                   600           *

Sol Rosenthal(2)(3)                                     252           *

Richard S. Rosenzweig(2)(3)                          25,365           *

Garry Saunders(3)                                         0           *

Sir Brian Wolfson(2)(3)                              25,000           *

All Directors and Executive Officers as a Group
  (16 persons)(2)(3)                              3,461,692           71.17%


                                         Number of Class B Shares     Percentage
Name and Address                         Beneficially Owned(1)        Ownership
----------------                         ---------------------        ---------
Hugh M. Hefner, Trustee
   The Hugh M. Hefner 1991 Trust(4)
   9242 Beverly Boulevard
   Beverly Hills, CA  90210                       7,965,508           50.20%

FMR Corp.
   82 Devonshire Street
   Boston, MA 02109                               2,271,100           14.31

Wellington Management Co.
   75 State Street
   Boston, MA 02109                                 820,350           5.17

Dennis S. Bookshester(2)(3)                          24,063           *

David I. Chemerow(2)(3)                              39,700           *

Donald G. Drapkin(2)(3)                               7,500           *

Linda G. Havard(2)(3)                                38,750           *

Christie A. Hefner(2)(3)                            396,428           2.45

Anthony J. Lynn(2)(3)                               216,418           *

Sol Rosenthal(2)(3)                                  23,061           *

Richard S. Rosenzweig(2)(3)                         116,230           *

Garry Saunders(3)                                    15,000           *

Sir Brian Wolfson(2)(3)                              12,805           *

All Directors and Executive Officers as a Group
  (16 persons)(2)(3)                              9,150,181           54.25%

------------------
* Less than 1% of the total shares outstanding.

(1) In each case, beneficial ownership consists of sole voting and investment power, with the exception of Mr. Rosenthal, who owns two shares of Class A Common Stock and six shares of Class B Common Stock as custodian for his son. Mr. Rosenthal disclaims beneficial ownership of those shares. As of December 31, 1998, all Directors and Executive Officers as a Group shared voting and investment power over 52 shares of Class A Common Stock and 30,886 shares of Class B Common Stock.

(2) Includes the following shares of Class A Common Stock and Class B Common Stock which are subject to installments of stock option grants, including those made under the Company's 1989 Option Plan, the 1995 Stock Incentive Plan and the 1991 Directors' Plan, which were either exercisable on, or are exercisable within 60 days of, December 31, 1998.

     Director or                                   Class A            Class B
     Named Executive Officer                     Common Stock       Common Stock
     -----------------------                     ------------       ------------
     Mr. Bookshester                                     0             15,000
     Mr. Chemerow                                        0              5,000
     Mr. Drapkin                                         0              2,500
     Ms. Havard                                          0             18,750
     Ms. Hefner                                     55,000            277,500
     Mr. Lynn                                            0            183,750
     Mr. Rosenthal                                       0             15,000
     Mr. Rosenzweig                                 25,000             95,000
     Sir Brian Wolfson                                   0              7,500
     All Directors and Executive Officers
     as a Group (13 persons)                       115,000            820,000

(3) Includes the following shares of Class B Common Stock which are subject to the vesting of restricted stock awards made under the Company's 1995 Stock Incentive Plan and the 1997 Directors' Plan.

     Director or                                     Initial       Unvested
     Named Executive Officer                           Grant        Portion
     -----------------------                           -----        -------
     Mr. Bookshester                                   5,000          5,000
     Mr. Chemerow                                      5,000          5,000
     Mr. Drapkin                                       5,000          5,000
     Ms. Havard                                       20,000         20,000
     Ms. Hefner                                       75,000         37,500
     Mr. Lynn                                         26,250         13,124
     Mr. Rosenthal                                     5,000          5,000
     Mr. Rosenzweig                                   20,000         10,000
     Mr. Saunders                                     15,000         15,000
     Sir Brian Wolfson                                 5,000          5,000
     All Directors and Executive Officers
     as a Group (15 persons)                         273,750        179,374

(4) Mr. Hefner, founder of the Company and Editor-in-Chief of PLAYBOY Magazine, owns these shares through The Hugh M. Hefner 1991 Trust. Mr. Hefner has sole investment and voting power over these shares.

                                       By order of the Board of Directors


                                       /s/ Howard Shapiro

                                       Howard Shapiro
                                       Secretary

                                    EXHIBIT A
                                    ---------

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                      RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                            PLAYBOY ENTERPRISES, INC.


         PLAYBOY ENTERPRISES, INC., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify that:

         1. The Restated Certificate of Incorporation of the Corporation is amended by adding the following sentence to the end of the fifth paragraph of Article FOURTH thereof:

         The prior sentence shall not, however, apply to the merger to be effected under Section 251(g) of the General Corporation Law of the State of Delaware as contemplated by the Agreement and Plan of Merger, dated as of May 29, 1998, as the same has been and may be amended, to which the Corporation is a party.

         2. The foregoing amendment to the Restated Certificate of Incorporation of the Corporation was duly adopted in accordance with the provisions of Section 242 and has been consented to in writing in accordance with Section 228 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, Playboy Enterprises, Inc. has caused this Certificate of Amendment to be executed by its duly authorized officer this ____ of March, 1999.

                                        PLAYBOY ENTERPRISES, INC.


                                        By:____________________________
                                           Name:  Howard Shapiro
                                           Title: Executive Vice President,
                                                  Law and Administration,
                                                  General Counsel and Secretary